Rand Logistics Inc.

                              FOR IMMEDIATE RELEASE

                RAND LOGISTICS TO ANNOUNCE THIRD QUARTER RESULTS
                           AND CONDUCT CONFERENCE CALL

New York, NY - February 6, 2007 - Rand Logistics Inc. (OTCBB:RAQC; RAQCW; RAQCU) will issue financial results for its third quarter ended December 31, 2006 on Thursday, February 8, 2007 after the stock market closes.

Management will conduct a conference call focusing on the financial results on:

Friday, February 9, 2007
9:00am ET
Dial-in number: 706-679-3155
Conference ID: 7443480
Management on the call:
  Laurence S. Levy, Chairman & CEO
  Edward Levy, President
  Joseph McHugh, CFO
  Scott Bravener, President & CEO of Lower Lakes Towing and Lower Lakes
        Transportation, Rand's indirect, wholly owned subsidiaries

A phone replay will be available from 12:00 noon ET on Friday, February 9, 2007 until midnight ET on Friday, February 16, 2007. Dial 800-642-1687 (706-645-9291 for international callers) and enter the code 7443480 for the phone replay. Additionally, the Company will file a transcript of the call with the Securities and Exchange Commission, which will be available at www.sec.gov.

About Rand Logistics

Rand Logistics, Inc. is a leading provider of bulk freight shipping services throughout the Great Lakes region. Through its subsidiaries, the Company operates a fleet of eleven vessels, including ten River Class self-unloading carriers. The Company is the only significant carrier able to offer significant domestic port-to-port services in both Canada and the U.S. on the Great Lakes. The Company's vessels operate under the U.S. Jones Act - which dictates that only ships that are built, crewed and owned by U.S. citizens can operate between U.S. ports - and the Canada Marine Act - which requires Canadian commissioned ships to operate between Canadian ports.

Forward-Looking Statements

This conference call referenced in this press release may contain forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and its operating subsidiaries. Forward-looking statements are statements that are not historical facts, but instead statements based upon the current beliefs and expectations of management of the Company. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the results included in such forward-looking statements.

CONTACT:                              -OR-           INVESTOR RELATIONS COUNSEL:
Rand Logistics, Inc.                                 The Equity Group Inc.
Laurence S. Levy, Chairman & CEO                     Loren G. Mortman
212-644-3450                                         (212) 836-9604
                                                     LMortman@equityny.com
                                                     www.theequitygroup.com

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